UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2008

Kohlberg Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 MADISON AVENUE NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 455-8300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure or Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2008, at the 2008 Annual Meeting of Shareholders (the “2008 Annual Meeting”) of Kohlberg Capital Corporation (the “Company”), the Company’s shareholders approved the Amended and Restated 2006 Equity Incentive Plan (the “Restated Plan”). The Company’s Board of Directors (the “Board”) approved the Restated Plan on February 5, 2008, subject to, and effective upon, approval by the Company’s shareholders.

The Restated Plan includes the following changes:

•	An increase to the maximum number of shares of the Company’s common stock authorized for issuance under the Restated Plan from 1,500,000 to 2,000,000 shares; and

•	Inclusion of provisions allowing for the issuance of restricted stock to officers and employees.

A more detailed summary of the changes adopted in the Restated Plan is set forth in the Company’s definitive proxy statement for the 2008 Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 23, 2008. The foregoing summary of the Restated Plan and the summary contained in the Proxy Statement under the heading “Proposal No. 4 - Approval of Amended and Restated 2006 Equity Incentive Plan” do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on June 13, 2008 the following actions were taken by the Board:

•
In accordance with the terms of E.A. Kratzman’s employment agreement, the Board approved the grant to Mr. Kratzman of a restricted stock award for 41,771 shares, with such restricted stock award vesting 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date;

•
The Board approved the grant to Dayl W. Pearson and Michael I. Wirth of restricted stock awards for 41,771 and 16,708 shares, respectively, with such restricted stock awards vesting 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date;

•	The Board approved $100,000 annual cash compensation for Christopher Lacovara as compensation for his duties as Chairman of the Board; and

•
The Board approved an increase in Dayl W. Pearson’s base salary to $400,000 and an increase in Mr. Pearson’s target performance-based cash bonus to $500,000, with such increases effective July 1, 2008.

Item 9.01. Financial Statements and Exhibits.

10.1	Amended and Restated 2006 Equity Incentive Plan.

10.2	Form of Restricted Stock Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kohlberg Capital Corporation (Registrant)
June 19, 2008 (Date)	/s/ MICHAEL I. WIRTH Michael I. Wirth Chief Financial Officer

Exhibit Index

10.1	Amended and Restated 2006 Equity Incentive Plan.

10.2	Form of Restricted Stock Agreement